SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is December 6, 2024.

For Certain MFS® Funds

Effective March 1, 2025, the following is added as the second waiver to the waiver category entitled “A. General Waivers” in the table entitled "WAIVERS FOR RETIREMENT PLANS" in the sub-section entitled "Financial Intermediary Category I" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges":

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

In connection with a direct rollover of units from the MFS 529 Savings Plan to a Roth IRA held directly with MFSC pursuant to Section 126 of the SECURE 2.0 Act. Transfers of holdings of MFS Funds to a Roth IRA held with a brokerage firm or other financial intermediary and not established through MFSC are subject to the policies of such brokerage firm or financial intermediary which may differ with respect to such rollovers.

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MULTI-SUP-I-120624